UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2015

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	333-170054	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)
c/o Boulderado Group, LLC 292 Newbury Street, Suite 333 Boston, Massachusetts 02115 857-342-3483
___________________________________
(Former name or address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 19, 2015, we entered into subscription agreements with each of Boulderado Partners, LLC (“Boulderado”) and Magnolia Capital Fund, LP (“Magnolia”) whereby  each of Boulderado and Magnolia purchased  500,000 shares of our newly established Class A Common Stock at a purchase price of $10.00 per share, resulting in gross proceeds to us of $10,000,000. Each of Boulderado and Magnolia converted all principal and interest due under promissory notes in the principal amount of $149,112.22 issued by us on February 13, 2015  (as reported on our Form 8-K dated February 19, 2015) into 15,164 additional shares of Class A Common Stock, and  also converted all sums due under the $100,000 promissory notes we issued to each of them on April 10, 2015 (as reported on Form 8-K filed on April 16, 2015) into 12,616 shares of Class A Common Stock at a price of $8.00 per share.

In addition, each of Boulderado and Magnolia received warrants to purchase one share of Class A Common Stock at a price of $10.00 per share for each 10 shares of Class A Common Stock purchased, resulting in each of Boulderado and Magnolia receiving warrants to purchase 52,780 shares of Class A Common Stock.  These warrants are exercisable at any time on or before June 18, 2025. Of these warrants, 51,576 are exercisable at $10.00 per share and 1,262 are exercisable at $8.00 per share.

Proceeds from the sale of Class A Common Stock were used to acquire certain outdoor advertising billboards and related assets from Bell Media, LLC as described in Item 2.01 of this Report on Form 8-K.

Each holder of our Common Stock will be eligible to participate in an offering of Class A Common Stock and Warrants under a rights offering to be conducted commencing in July 2015.  Under the terms of the rights offering, each of our stockholders may participate based on his, her or its proportionate ownership of Common Stock and will have at least 30 days from the commencement date of the rights offering to elect to subscribe to purchase the Class A Common Stock at a price of $10.00 per share of Class A Common Stock.  Each stockholder electing to purchase shares of Class A Common Stock will also receive a warrant to purchase a share of Class A Common Stock for each 10 shares of Class A Common Stock purchased. Boulderado and Magnolia, which own approximately 95% of our issued and outstanding shares of Common Stock, will not participate further in the rights offering

The form of Subscription Agreement, Note Conversion Agreement and Class A Common Stock Purchase Warrant are attached to this Report on Form 8-K Report as Exhibits 4.4, 4.5 and 4.6.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 19, 2015, Link Media Alabama, LLC, which is owned by  Link Holdings, LLC,  entered into an Asset Purchase Agreement with Bell Media, LLC by which Link Media Alabama, LLC acquired 38 billboards and related personal property from Bell Media, LLC.. The billboards and related assets are located in Alabama.  Bell Media, LLC did not sell its indoor advertising business as part of the transaction.  The purchase price for the acquired assets was $6,395,604.27 paid at closing.  Up to an additional $300,000 is payable by Link Media Alabama, LLC to Bell Media, LLC provided that Bell Media, LLC obtains certain approvals.

The Asset Purchase Agreement is  attached to this Report on Form 8-K as Exhibit 2.01.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

As referenced in Item 1.01 of this Report on Form 8-K, we sold 527,769 shares of Class A Common Stock  to each of Boulderado and Magnolia and warrants to purchase up to an additional 52,777 shares of Class A Common Stock.  The shares were issued pursuant to Rule 506 of Regulation D.

ITEM 5.01    CHANGES IN CONTROL OF REGISTRANT

The information included in Item 1.01 of this Report is also incorporated by reference into this Item 5.01 of this Report to the extent necessary as it relates to the issuance of 527,769 shares of our Class A Common Stock and warrants to purchase up to an additional 52,777 shares of Class A Common Stock to each of Boulderado and Magnolia.  Prior to this issuance, Boulderado and Magnolia together owned (and continue to own) approximately 95% of our outstanding shares of Common Stock.

Each of Boulderado and Magnolia agreed as part of the Voting and First Refusal Agreement to elect as the Class A Directors each of Alex B. Rozek, as a nominee of Boulderado and Adam Peterson, as a nominee of Magnolia.  In the event of (a) the death of a Class A Director, (b) the incapacitation of a Class A Director as a result of illness or accident, which makes it reasonably unlikely that the Class A Director will be able to perform his normal duties for the Company for a period of ninety (90) days, or (c) a change of control of Boulderado or Magnolia, then the Class A stockholder which nominated such dead or incapacitated Class A Director, or the Class A stockholder undergoing such change of control, shall convert all of such Class A Common Stock into shares of our Common Stock, in accordance with the procedures set forth in the Amended and Restated Certificate of Incorporation.   The Voting and First Refusal Agreement also provides each of the Company and the other party to the Voting Agreement with the right of first refusal to purchase the Class A Common Stock proposed to be sold by the other holder of Class A Common Stock.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

On June 17, 2015, we amended and restated our Certificate of Incorporation.  This action was taken by means of an action by consent of stockholders owning approximately 95% of our issued and outstanding common stock.    As part of the Amended and Restated Certificate of Incorporation, we:

*           Effected a 1:7 reverse stock split effective as of June 17, 2015.  This reverse stock split does not effect the number of shares of Class A Common Stock issued on June 19, 2015.

*           Created 1,200,000 shares of Class A Common Stock.  Each share of Class A Common Stock is identical to the Common Stock in liquidation, dividend and similar rights.  The only difference is that each Class A Common Stock has 10 votes for each share held, while the Common Stock has a single vote per share.  Shares of Class A Common Stock held by Magnolia and Boulderado automatically convert into shares of Common Stock as described in a Voting Agreement by and between us, Boulderado and Magnolia dated June 18, 2015.

*           The holders of record of the shares of Class A Common Stock, exclusively and as a separate class, shall be entitled to elect two (2) directors to our Board of Directors  (the “Class A Directors”), which number of Class A Directors may be reduced pursuant to the terms and conditions of the Voting and First Refusal.  Any Class A Director may be removed without cause by, and only by, the affirmative vote of the holders of eighty percent (80%) of the shares of Class A Common Stockexclusively and as a separate class, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of such stockholders.

*            At any time when shares of Class A Common Stock are outstanding, we may not, without the affirmative vote of all of the Class A Directors:

**           Amend, alter or otherwise change the rights, preferences or privileges of the Class A Common Stock, or amend, alter or repeal any provision of our Certificate of Incorporation or Bylaws in a manner that adversely affects the powers, preferences or rights of the Class A Common Stock.

**           Liquidate, dissolve or wind-up our business, effect any merger or consolidation or any other deemed liquidation event or consent to any of the foregoing.

***           Create, or authorize the creation of, or issue or issue additional shares of Class A Common Stock, or increase the authorized number of shares of any additional class or series of capital stock.

***           Increase or decrease the authorized number of directors constituting the Board of Directors.

***           Hire, terminate, change the compensation of, or amend the employment agreements of, our executive officers.

***           Purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of our capital stock.

***           Create, or authorize the creation of, or issue, or authorize the issuance of any debt security, if our aggregate indebtedness for borrowed money following such action would exceed $10,000, or guarantee, any indebtedness except for our own trade accounts arising in the ordinary course of business.

***           Make, or permit any subsidiary to make, any loan or advance outside of the ordinary course of business to any employee or director.

***           Create, or hold capital stock in, any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by us or permit any direct or indirect subsidiary to sell, lease, otherwise dispose all or substantially all of the assets of any subsidiary.

***           Change our principal business, enter new lines of business, or exit the current line of business.

***           Enter into any agreement involving the payment, contribution, or assignment by us  or to us of money or assets greater than $10,000.

***           Enter into or be a party to any transaction outside of the ordinary course of business with any our directors, officers, or employees or any “associate” (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of any such person or entity.

***           Acquire, by merger, stock purchase, asset purchase or otherwise, any material assets or securities of any other corporation, partnership or other entity.

*           We also removed Article Eleventh of our prior Certificate of Incorporation whereby stockholders bringing certain legal actions against us would be required to pay our legal fees if they were not totally successful in any legal action against us.

The Amended and Restated Certificate of Incorporation and Voting Agreement are attached to this Report on Form 8-K as Exhibits 4.7 and 4.8.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

           On June 18, 2015, our stockholders approved, by means of a written consent in lieu of special meeting, an action to amend and restate our Certificate of Incorporation.  The terms of the Amended and Restated Certificate of Incorporation are described in Item 5.03 in this Report on Form 8-K and the Amended and Restated Certificate of Incorporation is attached to this Report on Form 8-K as Exhibit 4.7.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

The Company does not consider its acquisition of a portion of the assets of Bell Media, LLC as described in Item 2.01 of this Form 8-K to constitute the acquisition of a business within the meaning of Regulation S-X.  The Company will provide information, if any is required by Item 9.01, on or before September 5, 2015 (71 calendar days after June 25, 2015 the date that this Form 8-K must be filed).

(d)	Exhibits.

Exhibit Number	Exhibit Title

2.1	Asset Purchase Agreement dated June 19, 2015 by and between Link Media Alabama, LLC and Bell Media, LLC.

4.4	Form of Class A Common Stock Subscription Agreement.

4.5.	Note Conversion Agreement dated June 19, 2015 by and among Boston Omaha Corporation, Magnolia Capital Fund, L.P. and Boulderado Partners, LLC.

4.6.	Form of Class A Common Stock Purchase Warrant

4.7	Amended and Restated Certificate of Incorporation

4.8	Voting and First Refusal Agreement dated June 19, 2015 by and among Boston Omaha Corporation, Magnolia Capital Fund, L.P. and Boulderado Partners, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION
(Registrant)

By: /s/ Alex B. Rozek
Alex B. Rozek, President

Date: June 24, 2015